John Deere Owner Trust 2003	Exhibit 99.3
Servicer's Certificate

$197,000,000 Class A-1 1.08125% Asset Backed Notes due August 13, 2004
$187,000,000 Class A-2 1.31000% Asset Backed Notes due January 17, 2006
$202,000,000 Class A-3 1.79000% Asset Backed Notes due April 16, 2007
$149,000,000 Class A-4 2.44000% Asset Backed Notes due June 15, 2010
$15,150,000 Class B 2.01000% Asset Backed Notes due June 15, 2010
$7,546,670 Asset Backed Certificates

Payment Date:	17-Feb-04
(1) Servicing Fee	$518,986.89
Servicing Fee Shortfall	0.00
(2) Administration Fee:	$100.00
Administration Fee Shortfall	0.00
(3) Total Distribution Amount:	$34,961,356.04
(4) Noteholders' Interest Distributable Amount applicable to A-1 Notes:	$70,200.19
Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:	$0.00
(5) Noteholders' Interest Distributable Amount applicable to A-2 Notes:	$204,141.67
Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:	$0.00
(6) Noteholders' Interest Distributable Amount applicable to A-3 Notes:	$301,316.67
Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:	$0.00
(7) Noteholders' Interest Distributable Amount applicable to A-4 Notes:	$302,966.67
Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:	$0.00
(8) Noteholders' Interest Distributable Amount applicable to B Notes:	$25,376.25
Noteholders' Interest Carryover Shortfall applicable to B Notes:	$0.00
(9) Noteholders' Interest Distributable Amount deposited into Note Distribution Account:	$904,001.45
Noteholders' Interest Carryover Shortfall:	$0.00
(10) A-1 Noteholders' Monthly Principal Distributable Amount:	$31,830,073.58
% of Principal Distribution Amount applicable to A-1 Noteholders	100.00%
A-1 Noteholders' Principal Carryover Shortfall:	$0.00
A-1 Noteholders' Principal Distributable Amount:	$31,830,073.58
(11) A-2 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-2 Noteholders	0.00%
A-2 Noteholders' Principal Carryover Shortfall:	$0.00
A-2 Noteholders' Principal Distributable Amount:	$0.00
(12) A-3 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-3 Noteholders	0.00%
A-3 Noteholders' Principal Carryover Shortfall:	$0.00
A-3 Noteholders' Principal Distributable Amount:	$0.00
(13) A-4 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-4 Noteholders	0.00%
A-4 Noteholders' Principal Carryover Shortfall:	$0.00
A-4 Noteholders' Principal Distributable Amount:	$0.00
(14) B Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to B Noteholders	0.00%
B Noteholders' Principal Carryover Shortfall:	$0.00
B Noteholders' Principal Distributable Amount:	$0.00
(15) Noteholders' Principal Distribution Amount deposited into Note Distribution Account:	$31,830,073.58
Noteholders' Principal Carryover Shortfall:	$0.00
(16) Noteholders' Distributable Amount:	$32,734,075.03
(17) Amount to be withdrawn from the Reserve Account and deposited into Note Distribution Account:	$0.00
Interest Amount included above:	$0.00
Principal Amount included above:	$0.00
(18) Deposit to Reserve Account from Collection Account to increase the amount	$0.00
on deposit in the Reserve Account to the Specified Reserve Account Balance
(19) Certificateholders' Interest Distributable Amount:	$0.00
Certificateholders' Interest Carryover Shortfall:	$0.00
(20) Certificateholders' Principal Distributable Amount applicable to current period	$0.00
% of Principal Distribution Amount applicable to Certificate holders	0.00%
Certificateholders' Principal Carryover Shortfall:	$0.00
Certificateholders' Principal Distributable Amount:	$0.00
(21) Certificateholders' Distributable Amount:	$0.00
(22) Deposit to Reserve Account (from excess collections):	$1,708,194.12
(23) Specified Reserve Account Balance (after all distributions and adjustments) :	$13,259,692.00
(24) Reserve Account Balance over the Specified Reserve Account Balance
(before any distribution of excess):	$14,967,886.12
(25) Excess Reserve Account Balance Distributable to Seller (5.05(b)(i) or (ii)):	$1,708,194.12
(26) Note Value as of the end of the related Collection Period	$599,693,902.10
(27) Pool Balance (excluding Accrued Interest) as of close of business on the last day of
the related Collection Period:	$592,432,640.61
(28) After giving effect to all distributions on such Payment Date:
Outstanding Principal Balance of A-1 Notes:	$38,997,232.10
A-1 Note Pool Factor:	0.1979555
Outstanding Principal Balance of A-2 Notes:	$187,000,000.00
A-2 Note Pool Factor:	1.0000000
Outstanding Principal Balance of A-3 Notes:	$202,000,000.00
A-3 Note Pool Factor:	1.0000000
Outstanding Principal Balance of A-4 Notes:	$149,000,000.00
A-4 Note Pool Factor:	1.0000000
Outstanding Principal Balance of B Notes:	$15,150,000.00
B Note Pool Factor:	1.0000000
Outstanding Principal Balance of the Certificates:	$7,546,670.00
Certificate Pool Factor:	1.0000000
(29) Aggregate Purchase Amounts for related Collection Period:	$0.00
(30) Reserve Account Balance after giving effect to all distributions:	$13,259,692.00
(31) Specified Reserve Account Balance (after all distributions and adjustments):	$13,259,692.00
(32) Amount of Realized Losses for the related collection period:	$15,491.49
(33) Amount of Payments that are more than 60 days past due:	$1,038,637.00